PDL BioPharma™

RBC Capital Markets Global Healthcare Conference

February 28, 2012



Forward Looking Statements

This presentation contains forward-looking statements, including PDL's expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities.

Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The expected rate of growth in royalty-bearing product sales by PDL's existing licensees;
- The relative mix of royalty-bearing Genentech products manufactured and sold outside the U.S. versus manufactured or sold in the U.S.;
- The ability of PDL's licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
- Changes in any of the other assumptions on which PDL's projected royalty revenues are based;
- Changes in foreign currency rates;
- Positive or negative results in PDL's attempt to acquire royalty-related assets;
- The outcome of pending litigation or disputes, including PDL's current dispute with Genentech related to ex-U.S. sales of Genentech licensed products; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investors" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

PDL BioPharma™

Key Information

Ticker	PDLI (NASDAQ)
Location	Incline Village, Nevada
Employees	Less than 10
2011 Revenues	$362 million
2011 Expenses	$18.3 million
2012 Regular Dividends (Payable Date)	$0.15 /share to be paid on March 14, June 14, September 14 & December 14
2012 Regular Dividends (Record Date)	March 7, June 7, September 7 & December 7
Q4-2011 Cash Position[1]	$227.9 million
Shares O/S[2]	~ 140 million
Average Daily Volume	~ 2 million shares

1. As of December 31, 2011; 2. Not fully diluted

PDL BioPharma™

Overview of PDL BioPharma

Antibody Humanization Technology



- Antibodies are naturally produced by humans to fight foreign substances, such as bacteria and viruses
- In the 1980's, scientists began creating antibodies in non-human immune systems, such as those of mice, that could target specific sites on cells to fight various human diseases
- However, mouse derived antibodies are recognized by the human body as foreign substances and may be rejected by the human immune system

- PDL's technology allows for the "humanization" of mouse derived antibodies by moving the important binding regions from the mouse antibody onto a human framework
- PDL's humanization technology is important because the humanized antibodies retain the binding and activity levels from the original mouse antibody
- PDL's technology has been incorporated into antibodies to treat cancer, eye diseases, arthritis, multiple sclerosis and other health conditions with aggregate annual sales of over $17 billion

Mission Statement

- **Queen et al. Patents**
  - Manage patent portfolio
  - Manage license agreements
- **Optimize return for shareholders**
- **Purchase new revenue generating assets**
  - Assets that improve shareholder return
  - Commercial stage products
  - Highly differentiated product profile
  - Indifferent as to therapeutic field
  - Prefer biologics with strong patent protection
  - Target value of $75-150 million

PDL BioPharma™

Corporate Governance

Management

- **John McLaughlin**
  President & CEO
- **Christopher Stone**
  VP, General Counsel & Secretary
- **Caroline Krumel**
  VP of Finance
- **Danny Hart**
  Deputy General Counsel

Board of Directors

- **Fred Frank**
  Lead Director
- **Jody Lindell**
- **John McLaughlin**
- **Paul Sandman**
- **Harold Selick**

PDL BioPharma™

Licensed Products and Royalty Revenue

Approved Licensed Products: Overview

Product	Licensee	2011 WW Sales	Approved Indications
AVASTIN bevacizumab	Genentech (US) and Roche (ex-US)	$5.7 billion	■ Metastatic colorectal cancer ■ Advanced non-small cell lung cancer ■ Renal cancer ■ Metastatic HER2- breast cancer ■ Glioblastoma ■ Ovarian cancer
Herceptin trastuzumab	Genentech (US) and Roche (ex-US)	$5.7 billion	■ Metastatic HER2+ breast cancer ■ Metastatic HER2+ stomach cancer
LUCENTIS RANIBIZUMAB INJECTION	Genentech (US) and Novartis (ex-US)	$3.6 billion	■ Wet age-related macular degeneration (AMD) ■ Macular edema or swelling following retinal vein occlusion ■ Diabetic macular edema
Xolair Omalizumab	Genentech (US) and Novartis (ex-US)	$1.1 billion	■ Moderate to severe persistent allergic asthma ■ First approved therapy designed to target the antibody IgE, a key underlying cause of the symptoms of allergy related asthma
TYSABRI (natalizumab)	Biogen Idec and Elan	$1.1 billion	■ Multiple Sclerosis (MS) in adult patients with relapsing forms of the disease ■ Crohn's disease in adult patients with moderate-to-severe forms of the disease who have had an inadequate response to or are unable to tolerate conventional therapies
ACTEMRA tocilizumab	Roche and Chugai	$0.7 billion	■ Rheumatoid arthritis (RA)

Roche sales assumes 1.08775 CHF/USD

PDL BioPharma™

How Long Will PDL Receive Royalties from Queen et al. Patents?

- **PDL's revenues consist of royalties generated on sales of licensed products**
  - Sold in a patented jurisdiction before the expiration of the Queen et al. patents in mid-2013 through end of 2014

    <u>or</u>

  - Made prior to the expiration of the Queen et al. patents in a patented jurisdiction and sold anytime thereafter

Example of Antibody Bulk Manufacturing Schedule



Purification to Concentrated Bulk/Frozen
Cell Culture
3 mos
Quality Release Testing
1mo
1mo
Bulk Frozen Storage
2-18 months
1 mo
3 mos
5 mos
10 mos
15 mos
20 mos
27 mos

Example of Antibody Formulation, Fill and Finish Schedule



Thaw, Formulation & Vial Filling
½ month
Quality Release
1 month
Packaging & Quality
½ month
Inventory
2-3 months

PDL BioPharma™

Queen et al Patents - Royalty Rates

- **Tysabri and Actemra**
  - Flat, low single-digit royalty
- **Genentech Products (Avastin, Herceptin, Lucentis[1] and Xolair)**
  - Tiered royalties on product made or sold in US
  - Flat, 3% royalty on product made and sold outside US
  - Blended global royalty rate on Genentech Products in 2011 was 1.8%
  - Blended royalty rate on Genentech Products in 2011 made or sold in US was 1.4%

Genentech Product Made or Sold in U.S.	
Net Sales up to $1.5 Billion	3.0%
Net Sales Between $1.5 Billion and $2.5 Billion	2.5%
Net Sales Between $2.5 Billion and $4.0 Billion	2.0%
Net Sales Over $4.0 Billion	1.0%
Genentech Product Made and Sold Ex-U.S.	
Net Sales	3.0%

1. As part of a settlement with Novartis, which commercializes Lucentis outside US, PDL agreed to pay to Novartis certain amounts based on net sales of Lucentis made by Novartis during calendar year 2011 and beyond. The amounts to be paid are less than we receive in royalties on such sales and we do not currently expect such amount to materially impact our total annual revenues in 2012.

PDL BioPharma™

Potential Shift to Ex-US Manufacturing Sites = Higher Royalties

- **Roche is moving some manufacturing ex-US which may result in higher royalties to PDL due to the flat 3% royalty for Genentech Products made <u>and</u> sold ex-US**
  - Current production at Penzburg (Herceptin) and Basel (Avastin) plants
    - In June 2011, Roche completed 191 million SFr upgrade and expansion of Penzberg facility
  - Two new plants in Singapore (CHO = antibody and e. coli = antibody fragment)
    - E. coli (Lucentis) and CHO (Avastin) plants are approved for commercial supply to the US
    - E. coli and CHO plants are expected to be approved for commercial supply to the EU
    - Currently, all Lucentis is made in the US

Percent of Net Worldwide Sales[1]



80%
70%
60%
50%
40%
30%
20%
10%
0%
51%
26%
56%
19%
53%
28%
70%
40%
73%
43%
68%
26%
Q4-2010
Q3-2011
Q4-2011
Q4-2010
Q3-2011
Q4-2011
Avastin
Herceptin
Ex-US Sales
Ex-US Manufacturing & Sales

1. As reported to PDL by its licensee

PDL BioPharma™

Royalty Products – Approved

Royalty Products - Avastin

- **Avastin**
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra

✓ On December 23, 2011, Roche announced that the EU approved its use in combination with standard chemotherapy for the treatment of newly diagnosed ovarian cancer.

✓ On December 28, data from a Phase 3 trial in patients with advanced, previously untreated ovarian cancer was published in *NEJM* showing an improvement in the primary endpoint of progression-free survival but not the secondary endpoint of overall survival.

- Roche said that it is unlikely to seek approval in the US, but will not make final decision until overall survival data expected in 2013.

✓ On January 26, 2012, Genentech and Roche reported that Phase 3 trial in patients with metastatic colorectal cancer who received Avastin plus chemotherapy as initial treatment and then Avastin plus a different chemotherapeutic after disease progression met its primary endpoint of overall survival when compared to patients who received only chemotherapy when the disease progressed.

✓ In its February 1, 2012 conference call with the financial community, Roche reported:

- Market share in first line metastatic breast cancer had stabilized in EU as of 4Q11 and bottomed out in US subsequent to November 11, 2011 FDA withdrawal of approval for this indication; and
- Continued uptake in Japan for first line metastatic colorectal and non-small cell lung cancers.

Royalty Products - Herceptin

- Avastin
- **Herceptin**
- Lucentis
- Xolair
- Tysabri
- Actemra

✓ On October 18, 2011, Roche announced Phase 3 results that showed that subcutaneous (SQ) formulation of Herceptin has comparable safety and efficacy to intravenous (IV) formulation.

- SQ formulation is ready-to-use and requires about 5 minutes to administer compared to 30 minutes administration time for IV formulation.

✓ In its February 1, 2012 conference call with the financial community, Roche reported HER2 testing rates of >88% in EU and US in metastatic gastric cancer patients.

Royalty Products - Lucentis

- Avastin
- Herceptin
- **Lucentis**
- Xolair
- Tysabri
- Actemra

✓ On November 18, 2011, FDA approved Regeneron and Bayer's Eylea for the treatment of age-related macular degeneration (AMD) with a dosing schedule of monthly injections for the first three months and bi-monthly injections thereafter.

- Many physicians currently give AMD patients monthly injections of Lucentis for the first few months and then treat on an "as needed to maintain vision" basis.
- Eylea is priced at $100 less per injection than Lucentis (Lucentis = $1,950 per injection)

✓ In its February 1, 2012 call with the financial community, Roche reported:

- Lucentis market share was stable following release of one year CATT data;
- Lucentis market share in retinal vein occlusion was up 27% in 4Q11 compared to 4Q10;
- PDUFA date for visual impairment due to diabetic macular edema (DME) is August 2012 – Lucentis is already approved for DME in EU; and
- 2012 sales will be flat to declining year-over-year.

PDL BioPharma™

Royalty Products - Tysabri

Avastin

Herceptin

Lucentis

Xolair

Tysabri

Actemra

- ✓ On January 20, 2012, Biogen Idec and Elan announced that FDA approved a label change that identifies anti-JCV antibody status as a risk factor for developing an infrequent but serious brain infection known as progressive multifocal leukoencephalopathy (PML).
- ✓ In its January 31, 2012 earnings release, Biogen Idec reported that an estimated 64,400 patients were on commercial and clinical therapy worldwide as of the end of 2011.

PDL BioPharma™

Royalty Products - Actemra

Avastin

Herceptin

Lucentis

Xolair

Tysabri

Actemra

✓ In its February 1, 2012 call with the financial community, Roche reported:
  - Results from head-to-head trial with Humira expected in 1H2012
  - Plan to file for approval of SQ formulation in US and EU in 2012

PDL BioPharma™

Potential Royalty Products – Development Stage

PDL BioPharma™

Potential Royalty Products – T-DM1

T-DM1 Breast HER2+ Cancer
Ocrelizumab Multiple Sclerosis
Pertuzumab Breast HER2+ Cancer
Afutuzumab Chronic Lymphocytic Leukemia
Bapineuzumab Alzheimer's Disease
Solanezumab Alzheimer's Disease
Datoluzumab Colorectal Cancer
Daclizumab Multiple Sclerosis
Farletuzumab Ovarian Cancer

- ✓ In its February 1, 2012 call with the financial community, Roche estimated annual sales in excess of $1 billion when approved.
- ✓ Roche/Genentech expect to file for second line approval in 2012 and first line in 2014.

PDL BioPharma™

Potential Royalty Products – Pertuzumab

T-DM1
Breast HER2+ Cancer

Ocrelizumab
Multiple Sclerosis

Pertuzumab
Breast HER2+ Cancer

Afutuzumab
Chronic Lymphocytic Leukemia

Bapineuzumab
Alzheimer's Disease

Solanezumab
Alzheimer's Disease

Datoluzumab
Colorectal Cancer

Daclizumab
Multiple Sclerosis

Farletuzumab
Ovarian Cancer

- ✓ Pertuzumab + Herceptin + docetaxel improved PFS by 6.1 months in first line treatment of HER2+ breast cancer patients compared to placebo + Herceptin + docetaxel (18.5 months v. 12.4 months, respectively).
- ✓ In its February 1, 2012 call with the financial community, Roche estimated annual sales in excess of $1 billion when approved.
- ✓ On December 7, 2011, Genentech and Roche announced that they had filed applications for approval in US and EU for treatment of patients with previously untreated, HER2-positive metastatic breast cancer.
- ✓ On February 7, 2012, Genentech and Roche announced that the FDA had granted priority review of this application with a PDUFA date of June 8, 2012.

PDL BioPharma™

Potential Royalty Products – Bapineuzumab

T-DM1
Breast HER2+ Cancer

Ocrelizumab
Multiple Sclerosis

Pertuzumab
Breast HER2+ Cancer

Afutuzumab
Chronic Lymphocytic Leukemia

Bapineuzumab
Alzheimer's Disease

- ✓ 4 Phase 3 trials with more than 4,000 patients stratified by apoE carrier status and three Phase 3 extension studies.
- ✓ Pfizer/J&J/Elan confirmed Phase 3 data expected in second half of 2012.

Solanezumab
Alzheimer's Disease

Datoluzumab
Colorectal Cancer

Daclizumab
Multiple Sclerosis

Farletuzumab
Ovarian Cancer

Potential Royalty Products – Solanezumab

T-DM1
Breast HER2+ Cancer

Ocrelizumab
Multiple Sclerosis

Pertuzumab
Breast HER2+ Cancer

Afutuzumab
Chronic Lymphocytic Leukemia

Bapineuzumab
Alzheimer's Disease

Solanezumab
Alzheimer's Disease

Datoluzumab
Colorectal Cancer

Daclizumab
Multiple Sclerosis

Farletuzumab
Ovarian Cancer

- ✓ 2 Phase 3 trials with approximately 2,000 patients and 1 Phase 3 extension study.
- ✓ In its 2011 earnings call, Lilly reported that an independent monitoring committee conducted interim safety and futility analyses and recommended that the trials continue.
- ✓ Lilly confirmed that Phase 3 data expected in second half of 2012.
- ✓ PDL receives 12.5 year know-how royalty from date of first sale in addition to patent royalty.

Genentech / Roche – Product Pipeline

US & EU Filings Calendar


Avastin
MBC 2nd line (EU)
Avastin
mCRC TML
Herceptin
Subcutaneous Formulation
T-DM1
HER 2+ Advanced mBC
Actemra
SC Formulation (EU)
Actemra
RA DMARD H2H (EU)
Avastin
Relapsed Ovarian (US)
Avastin
Ovarian Cancer 1st Line (US)
Avastin
BC Adjuvant HER2+
Avastin
BC Adj Triple Negative
Avastin
Glioblastoma 1st Line
Herceptin
BC HER 2+ Adj 2 Year
Actemra
Early RA
Xolair
Chronic Urticaria
Afutuzumab (GA101)
Chronic Lymphocytic Leukemia
T-DM1
HER 2+ mBC 1st Line
Ocrelizumab1
PPMS & RRMS
2012
2013
2014

1.Not a licensed product
Source: Roche investor update, February 1, 2012

Financials

Financial Overview

	Year Ended December 31,	
	2011	2010
Revenues	362,041	344,975
Expenses	18,338	133,896
Operating income	343,703	211,079
Interest expense	(36,102)	(43,529)
Income before income taxes	307,428	150,370
Income tax expense (benefit)	108,039	58,496
Net income	$ 199,389	$ 91,874
Cash, cash equivalents and investments	$227,946	$248,229
Total assets	$269,471	$316,666
Total debt	$409,985	$514,698
Total stockholders' deficit	($204,273)	($324,182)

PDL BioPharma™

Debt

Current and Long-Term Liabilities

- **$155 million 3.75% Convertible Senior Notes due May 2015**
  - Notes issued May 16, 2011; current conversion rate is 135.9607 / $1,000 face amount (~$7.36/share)
  - Bond hedge effectively increases conversion price to $8.65 / share
  - Notes "net share settle" and are excluded from diluted EPS
- **$1 million 2.875% Convertible Senior Notes due February 2015**
  - Conversion rate is 155.396 shares / $1,000 face amount (~$6.44/share)
  - On January 3 and February 2, 2012, holders of $179 million of these notes accepted PDL's offer to exchange for PDL's new 2.875% Series 2012 Convertible Senior Notes due February 2015 that "net share settle"
  - Effect of exchange is to reduce potential dilution by 28 million shares
- **$179 million 2.875% Series 2012 Convertible Senior Notes due February 2015**
  - Notes "net share settle" and are excluded from diluted EPS
- **$300 million 10.25% secured non-recourse notes; principal balance of $93.4 million as of December 31, 2011**
  - Approximately 40% of Genentech royalties dedicated to quarterly principal and interest
  - Non-recourse notes
  - After retirement, securitized Genentech royalties will be retained by PDL

PDL BioPharma™

Legal Matters

Pending Dispute with Genentech and Roche

- **In August 2010, Genentech sent a fax on behalf of Roche and Novartis asserting its products do not infringe PDL's supplementary protection certificates (SPCs)**
  - Products include Avastin, Herceptin, Lucentis and Xolair
  - SPCs are patent extensions in Europe that are issued on a country-by-country and product-by-product basis

- **PDL Response**
  - Genentech's assertions are without merit
  - PDL disagrees with Genentech's assertions of non-infringement
  - Genentech had waived its rights to challenge our patents, including SPCs in its 2003 Settlement Agreement with PDL

- **2003 Settlement Agreement**
  - Resolved intellectual property disputes between the two companies at that time
  - Limits Genentech's ability to challenge infringement of PDL's patent rights, including SPCs, and waives Genentech's right to challenge or assist other in challenging the validity of our patent rights

PDL BioPharma™

Nevada Lawsuit Against Genentech/Roche

- **PDL filed a lawsuit against Genentech and Roche in Nevada state court**
  - Lawsuit states that fax constitutes a breach of 2003 Settlement Agreement because Genentech assisted Roche in challenging PDL's patents and SPCs
  - Complaint seeks compensatory damages, including liquidated damages and other monetary remedies set forth in the 2003 Settlement Agreement, punitive damages and attorney's fees
- **In November 2010, Genentech and Roche filed two motions to dismiss**
  - They contend that 2003 Settlement Agreement applies only to PDL's U.S. patents
  - They asserted that the Nevada court lacks personal jurisdiction over Roche
- **On July 11, 2011, court denied Genentech and Roche's motion to dismiss four of PDL's five claims for relief and denied Roche's separate motion to dismiss for lack of personal jurisdiction**
  - The court dismissed one of PDL's claims that Genentech committed a bad-faith breach of the covenant of good faith and fair dealing
  - Subsequent to the ruling, Roche has waived its defense that the Nevada court lacks personal jurisdiction for the purposes of this lawsuit
- **The court ruling allows PDL to continue to pursue its claims that**
  - Genentech is obligated to pay royalties to PDL on international sales of the Genentech Products
  - Genentech, by challenging, at the behest of Roche and Novartis, whether PDL's SPCs cover the Genentech Products breached its contractual obligations to PDL under the 2003 settlement agreement
  - Genentech breached the implied covenant of good faith and fair dealing with respect to the 2003 settlement agreement
  - Roche intentionally and knowingly interfered with PDL's contractual relationship with Genentech in conscious disregard of PDL's rights
- **Parties are currently in discovery and trial is scheduled for May 2013**

Optimizing Stockholder Return

Business Strategy

- Queen et al. patents expire in mid-2013 to December 2014; we anticipate royalties will likely continue to ~2016
- PDL has two possible future pathways

- **Purchase new revenue generating assets**
  - Continue to reinvest in new assets and pay dividends
    - Commercial stage products
    - Sweet spot $75MM to $150MM
  - Company continues as long as it can generate satisfactory return

- **If unable to acquire royalty assets on attractive terms**
  - Repay debt
  - Use all excess cash to pay dividends and/or buy shares to enhance shareholder return
  - Wind-up company in 2016 timeframe

PDL BioPharma™

Optimizing Stockholder Return

- **Continuously evaluating alternatives**
  - Dividends
  - Capital restructure
  - Share repurchase
  - Company sale
  - Purchase of commercial stage, royalty generating assets

PDL BioPharma™

Investment Highlights

- **Strong historic revenue growth from approved products**
- **Potential for additional indications from existing products, new product approvals and purchase of new revenue generating assets**
- **Potential to grow and diversify revenues with the addition of new royalty assets**
- **Significantly reduced expenses with no R&D burn**
- **Liquidity – volume averages 2 million shares/day**
- **Return to stockholders**
  - In 2011, paid regular, quarterly dividends totaling $0.60/share
  - In 2012, will pay regular, quarterly dividends of $0.15/share on March 14, June 14, September 14 and December 14

PDL BioPharma™